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                                                                    EXHIBIT 10.1



                               FIRST AMENDMENT TO
               AMENDED AND RESTATED 1996 EQUITY PARTICIPATION PLAN


            THIS FIRST AMENDMENT TO AMENDED AND RESTATED 1996 EQUITY PARTICIPATION PLAN, dated as of May 14, 1999, is made and adopted by SUNTERRA CORPORATION (formerly known as Signature Resorts, Inc.), a Maryland corporation (the "Company"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Amended and Restated 1996 Equity Participation Plan (as defined below).


                                    RECITALS

            WHEREAS, the Company maintains the Amended and Restated 1996 Equity Participation Plan of Sunterra Corporation (the "Amended and Restated 1996 Equity Participation Plan");

            WHEREAS, the Company desires to amend the Amended and Restated 1996 Equity Participation Plan to increase the number of shares of common stock of the Company reserved for issuance thereunder from 5,380,000 shares to 6,380,000 shares;

            WHEREAS, this First Amendment was adopted by the Board of Directors of the Company on March 2, 1999, subject to stockholder approval; and

            WHEREAS, this First Amendment was approved by the stockholders of the Company on May 14, 1999.

            NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Amended and Restated 1996 Equity Participation Plan as follows:

            1. The second sentence of Section 2.1(a) of the Amended and Restated 1996 Equity Participation Plan is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

            "The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed six million three hundred eighty thousand (6,380,000) shares of Common Stock."

            2. This First Amendment shall be and is hereby incorporated in and forms a part of the Amended and Restated 1996 Equity Participation Plan.

            3. All other terms and provisions of the Amended and Restated 1996 Equity Participation Plan shall remain unchanged except as specifically modified herein.



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            4. The Amended and Restated 1996 Equity Participation Plan, as
amended by this First Amendment, is hereby ratified and confirmed.

            5. This First Amendment shall be interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.













                           [Signature Page to Follow]





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            I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Sunterra Corporation on March 2, 1999.



                                      /s/ Thomas A. Bell
                                      ------------------------------------------
                                      Thomas A. Bell
                                      Senior Vice President, General Counsel
                                      and Secretary


            I hereby certify that the foregoing Amendment was approved by the Stockholders of Sunterra Corporation on May 14, 1999.



                                      /s/ Thomas A. Bell
                                      ------------------------------------------
                                      Thomas A. Bell
                                      Senior Vice President, General Counsel
                                      and Secretary







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